                                                                     EXHIBIT 4.1


Certificate No.           For            Shares Issued to
               -----------    -----------                 ---------------------

Transferred from                       /    /
                ----------------------  ---  --------


No. Original Certificate   No. Original Shares   No. Of Shares Transferred

------------------------   -------------------   -------------------------

Dated                                  Receipt acknowledged
     ---------------------------------                      ---------------


NUMBER                      INCORPORATED UNDER THE LAWS OF            SHARES
                                 Pennsylvania



SEE TRANSFER
RESTRICTIONS ON
REVERSE

                          SIGHTSOUND.COM INCORPORATED


                        100,000,000 Shares Common Stock
                                  Authorized

This Certifies that                                            is the owner of
                    ------------------------------------------

--------------------------------------------------------------- fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto
affixed this                    day of                       A. D.
            --------------------       ----------------------     --------------

------------------------      -----------------------    -----------------------
     TREASURER/SECRETARY                                               PRESIDENT

                         EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.


JT TEN    As joint tenants with right of survivorship and    TEN ENT                  As tenants by the entireties
          not as tenants in common                           UNIF GIFT MIN ACT        Uniform Gifts to Minors Act
TEN COM   As tenants in common                               CUST                     Custodian for




For Value Received,             hereby sell, assign and transfer unto
                   ------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------

---------------------------------------------- Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------------
               In presence of

-------------------------------------------          --------------------------

                                CERTIFICATE NO.

                                  CERTIFICATE

                                      FOR

                                     [   ]

                                    SHARES

                                      OF

                                SIGHTSOUND.COM
                                 INCORPORATED

                                   Issued to

                              -------------------
                                     Dated

                              -------------------


Transfer of this Certificate and the stock represented herein is subject to the terms and conditions of Section 5.3 of the By-Laws of the Corporation and also
that certain                   dated as of the        day of             ,     ,
            -------------------               -------        -----------  ----
by and between                            and
               --------------------------     -------------------------------- .